UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): January 21, 2015

Nexstar Broadcasting Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-50478	23-3083125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700

Irving, Texas 75062

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Proposed Notes Offering

On January 21, 2015, Nexstar Broadcasting Group, Inc. (the “Company”) issued a press release announcing that its wholly owned indirect subsidiary, Nexstar Broadcasting, Inc. (“Nexstar Broadcasting”), intends to offer, subject to market and other customary conditions, up to $250 million in aggregate principal amount of senior notes due 2022 (the “notes”) in a private offering. The notes will be senior unsecured obligations of Nexstar Broadcasting and will be guaranteed by the Company, Mission Broadcasting, Inc. (“Mission”) and certain of Nexstar Broadcasting’s and Mission’s future restricted subsidiaries on a senior unsecured basis.

Nexstar Broadcasting intends to use the net proceeds from the notes offering to fund the proposed acquisitions of three television stations in three markets from Landmark Television, LLC and Landmark Media Enterprises, LLC, Meredith Corporation and SagamoreHill of Phoenix, LLC, and Pappas Telecasting of Iowa, LLC and KCWI License, LLC (collectively, the “Pending Acquisitions”), to pay related fees and expenses and for general corporate purposes. If any of the Pending Acquisitions are not consummated, the proceeds of the notes offering intended to fund such Pending Acquisitions will be used to pay fees and expenses and for general corporate purposes. The notes offering is not conditioned on the consummation of the Pending Acquisitions or any other transactions.

The notes and related guarantees are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the notes and related guarantees. Any offers of the notes and related guarantees will be made only by means of a private offering memorandum. The notes and related guarantees have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

The press release relating to the notes offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Financial Information

In connection with the notes offering, the Company provided potential investors with unaudited pro forma combined financial information as of and for the nine months ended September 30, 2014, for the nine months ended September 30, 2013, for the year ended December 31, 2013 and for the twelve months ended September 30, 2014. The unaudited pro forma combined financial information is derived from the historical financial statements of the Company, Grant Company, Inc. (“Grant”) and Communications Corporation of America (“CCA”), adjusted to give effect to the Company’s completed acquisitions of Grant and CCA (including related transactions thereto) (the “Completed Acquisitions”), the consolidation as variable interest entities (“VIEs”) of Marshall Broadcasting Group, Inc. (“Marshall”) and White Knight Broadcasting (“White Knight”) and the borrowings under the senior secured credit facilities of Nexstar Broadcasting, Mission and Marshall used to fund the net cash requirements of such (collectively, the “Transactions”). The pro forma adjustments are preliminary and have been made solely for informational purposes. As a result, the pro forma combined information is not intended to represent and does not purport to be indicative of what the combined company financial condition or results of operations would have been had the Transactions occurred at an earlier date. In addition, the pro forma combined financial information does not purport to project the future financial condition and results of operations of the combined company. The actual results of the combined company may differ significantly from those reflected in the pro forma combined financial information. The (i) unaudited pro forma combined financial information as of and for the nine months ended September 30, 2014, for the nine months ended September 30, 2013, for the year ended December 31, 2013 and for the twelve months ended September 30, 2014; (ii) Grant’s audited consolidated financial statements as of and for the years ended December 31, 2013 and 2012 and unaudited condensed consolidated financial statements as of September 30, 2014 and December 31, 2013 and for the nine months ended September 30, 2014 and 2013 and (iii) CCA’s audited consolidated financial statements as of and for the years ended December 31, 2013 and 2012 and unaudited condensed consolidated financial statements as of September 30, 2014 and December 31, 2013 and for the nine months ended September 30, 2014 and 2013 are attached hereto as Exhibit 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws and is intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. “Forward-looking statements” generally can be identified by the use of the forward-looking terminology such as “assumptions,” “target,” “guidance,” “outlook,” “plans,” “projection,” “may,” “will,” “would,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “potential,” “continue,” (or the negative of other derivatives of each of these terms) or similar terminology. The “forward-looking statements” include, without limitation, statements regarding the Pending Acquisitions, Nexstar Broadcasting’s issuance of the notes, the Completed Acquisitions, the consolidation as VIEs of Marshall and White Knight and the borrowings under the senior secured credit facilities of Nexstar Broadcasting, Mission and Marshall used to fund the net cash requirements of such. These statements are based on management’s estimates and assumptions with respect to future events, which include uncertainty as to our ability to consummate the offering of the notes, failure to realize the anticipated benefits of the Pending Acquisitions and the Completed Acquisitions, including as a result of a delay in completing the Pending Acquisitions or a delay or difficulty in integrating such assets acquired from the Pending Acquisitions and the Completed Acquisitions, the expected amount and timing of cost savings and operating synergies, current capital and debt market conditions, the Company’s ability to obtain new debt financing on acceptable terms, the anticipated terms of the notes, and the anticipated use of proceeds from the proposed offering, which estimates are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause actual results to vary is included in the Company’s Annual Report on Form 10-K, as amended, and other periodic reports filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Nexstar Broadcasting Group, Inc. dated January 21, 2015 relating to the notes offering.

99.2	Unaudited pro forma combined financial information as of and for the nine months ended September 30, 2014, for the nine months ended September 30, 2013, for the year ended December 31, 2013 and for the twelve months ended September 30, 2014.

99.3	Grant Company, Inc.’s audited consolidated financial statements as of and for the years ended December 31, 2013 and 2012 and unaudited condensed consolidated financial statements as of September 30, 2014 and December 31, 2013 and for the nine months ended September 30, 2014 and 2013.

99.4	Communications Corporation of America’s audited consolidated financial statements as of and for the years ended December 31, 2013 and 2012 and unaudited condensed consolidated financial statements as of September 30, 2014 and December 31, 2013 and for the nine months ended September 30, 2014 and 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

	By:	/s/ Thomas E. Carter
Date: January 21, 2015	Name:	Thomas E. Carter
	Title:	Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Nexstar Broadcasting Group, Inc. dated January 21, 2015 relating to the notes offering.

99.2	Unaudited pro forma combined financial information as of and for the nine months ended September 30, 2014, for the nine months ended September 30, 2013, for the year ended December 31, 2013 and for the twelve months ended September 30, 2014.

99.3	Grant Company, Inc.’s audited consolidated financial statements as of and for the years ended December 31, 2013 and 2012 and unaudited condensed consolidated financial statements as of September 30, 2014 and December 31, 2013 and for the nine months ended September 30, 2014 and 2013.

99.4	Communications Corporation of America’s audited consolidated financial statements as of and for the years ended December 31, 2013 and 2012 and unaudited condensed consolidated financial statements as of September 30, 2014 and December 31, 2013 and for the nine months ended September 30, 2014 and 2013.